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Methylnaltrexone Q&A:                Monday, October 1, 2001                   1

What is methylnaltrexone?



       [DIAGRAM OF METHYLNALTREXONE MOLECULE]
                  Methylnaltrexone




Mode of Action:

      o Methylnaltrexone (MNTX) is a specific peripheral opioid antagonist. It acts by binding to opioid receptors without activating them, thus competing with the binding of opioid drugs. MNTX targets mu receptors, the same receptors targeted by morphine.

      o MNTX is a novel derivative of naltrexone, an established drug that reverses the analgesic effects of morphine, codeine, heroin, and other opioid analgesics.

      o Researchers at the University of Chicago altered naltrexone by attaching a methyl group to the compound. This modification created a molecule that has a reduced ability to cross the blood-brain barrier. The new molecule, methylnaltrexone, is designed to block opioid side effects in the peripheral tissues of the body without interfering with ability of opioids to relieve pain via the central nervous system.

Sites of Action:

      o Clinical studies have demonstrated that MNTX does not interfere with morphine's effect on pain, which is centered primarily in the brain, nor does it cause acute opioid withdrawal symptoms, which also arise in the brain.(3, 14)

      o It is believed that MNTX gains access to opioid receptors located in the gastrointestinal tract via both direct luminal access and through the plasma.

      o Clinical studies to date support the hypothesis that MNTX reverses undesirable side effects of opioids by interacting with receptors in areas of the body both within and outside of the gastrointestinal tract. For example, activation of opioid receptors located in the smooth muscle of the bladder is associated with opioid-induced urinary retention.


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Methylnaltrexone Q&A:                Monday, October 1, 2001                   2


How does MNTX work?
MNTX has lower lipid solubility compared to naltrexone. This physical property inhibits its ability to cross the blood-brain barrier and enter the central nervous system. Lower lipid solubility is achieved by the formation of quaternary nitrogen wherein an additional methyl group is attached to the molecule. This confers a net positive charge on the molecule and limits its ability to diffuse freely through the blood- brain barrier.

                           |
o  The blood-brain         |                           /    Base of brain and
   barrier (BBB)           |  Brain                   /     gastrointestinal
   separates the brain     |  Spinal Cord            /      tract
   from other              |  o  Pain Relief        /       o  Nausea and
   structures              |  o  Respiratory       /           Vomiting
                           |     depresssion      /
o  Morphine affects        |                     /          Lungs
   receptors on both       |                    /           o  Cough
   sides of the BBB        |                   /               Suppression
                           |                  /
o  Naltrexone blocks       |                 /              Gastrointestinal
   morphine on both        |                /               tract
   sides of the BBB        |               /                o  Constipation
                           |              /
o  Methylnaltrexone        |      Blood-Brain Barrier       Urinary tract
   blocks morphine on      |            /                   o  Urinary Retention
   one side of the BBB     |           /
                           |


What side effects of opioid pain therapy does MNTX have the potential to treat?

o Constipation is the most common side effect of opioid use. Opioid-induced constipation is not effectively treated with laxatives or stool softeners. Therefore, MNTX has the potential to be an important drug in patients who require chronic opioid therapy and find constipation to be a dose-limiting side effect. Relief of constipation may be especially important in the palliative care arena, where patients are on increasing doses of opioids and have few analgesic alternatives. In clinical studies, single doses of methylnaltrexone were able to produce a prompt bowel movement in all subjects suffering opioid-induced constipation, while no subject had a response to placebo.(3) Research conducted at the University of Chicago also suggests that MNTX also may have activity in treating forms of constipation not associated with opioid use.

o Gastrointestinal immobility: The inability to feed patients post-operatively or in intensive care settings may be aggravated by opioid-induced decreases in gastric and gut motility. This immobility may delay recovery and hospital discharge or increase the likelihood of bacterial transmigration of the gut and sepsis. MNTX may have utility in the treatment of post-operative ileus, a form of bowel paralysis that often occurs after major surgical procedures including those of the chest, pelvis and abdomen. Endogenous opioids are thought to be released during such surgery, resulting in activation of receptors in the gastrointestinal tract and resultant gut paralysis. Post-operative bowel dysfunction is further exacerbated if the patient receives opioids for pain relief. Patients suffering post-surgical ileus are often delayed in their discharge from the hospital until normal bowel function returns. In many


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Methylnaltrexone Q&A:                Monday, October 1, 2001                   3

      patients, it take five days or more for gastrointestinal function to return, during which period patients are severely limited in their ability to eat, drink, or take oral medication.

o Nausea and vomiting are commonly experienced in patients treated with opioids, and these side effects are exacerbated in the post-operative setting. Methylnaltrexone has demonstrated efficacy in an animal model of opioid-induced emesis.

o Urinary retention is a complication of opioid therapy that often requires patients, particularly males, to be catheterized, especially post-operatively. An effective peripheral opioid antagonist has the potential to reduce or eliminate the need for catheterization and permit patients to leave the hospital sooner, enhancing their quality of life and lowering medical costs.

o Pruritis is an itching sensation experienced by many patients who receive opioid therapy and is a debilitating and extremely troublesome side effect. In a clinical study, MNTX reduced both the undesirable psychological effects and pruritis associated with opioid use.(8)

o Because of its systemic distribution within the body, MNTX may also provide relief for other side effects associated with opioid therapy, including undesired cough suppression, myoclonus (twitching), and biliary spasm.

What are the most important patient populations in which MNTX might have clinical utility?

Opioids are the mainstay of controlling moderate and severe pain, with approximately 170 million prescriptions written annually in the U.S. Side effects of opioid therapy are a major dilemma and represent a large, unmet need for treatment regimens that would reverse the peripheral side effects while maintaining pain palliation. Progenics plans to conduct a broad development program designed to demonstrate the clinical benefits offered by MNTX in several patient populations which have been selected based on consideration of market potential and medical need.

o Malignant pain: Among the first indications being pursued is relief of opioid-induced bowel dysfunction in cancer patients, a group for whom MNTX therapy may represent an important improvement in their quality of life. The American Cancer Society estimates that 550,000 deaths occur each year among cancer patients. Many terminal cancer patients are treated with opioids for relief of severe pain. Opioid-induced side effects, particularly severe constipation, are reported in 50% to 70% of cancer patients taking these analgesics, according to previously published reports.

o Post-operative bowel dysfunction: Progenics also plans to develop MNTX for treatment of post-operative bowel dysfunction, a paralysis of the gastrointestinal tract that frequently occurs after abdominal surgery and is accompanied by nausea, vomiting and urinary retention. The Company estimates that annually in the U.S. more than five million patients are at high risk for developing post-operative ileus.

o Chronic pain, ambulatory patients: Another opportunity the Company plans to pursue for MNTX is the reversal of opioid-induced bowel dysfunction in ambulatory patients with chronic pain, including those suffering from headaches, joint pain, lower-back pain, sickle-cell disease, fibromyalgia, and other disorders. Approximately four million patients take opioids for chronic pain relief, according to a recent national survey conducted for the American Pain Society and American Academy of Pain Medicine.


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Methylnaltrexone Q&A:                Monday, October 1, 2001                   4


What potential advantages does MNTX have over existing and future medications?

      o Today, there are no peripherally acting opioid antagonists approved for marketing.

      o Current treatment for opioid-induced constipation consists primarily of over-the-counter laxatives and stool softeners, which are marginally effective and may take days to act.

      o In clinical studies, parenteral MNTX has exhibited a rapid onset of action in reversing the peripheral side effects of opioids, often within minutes of administration.

      o To date MNTX has not caused any serious side effects at low doses that are known to be associated with clinical activity.

      o Unlike naltrexone, a drug sometimes used for the treatment of opioid side effects, MNTX does not cross the blood-brain barrier, therefore it does not reverse the analgesic effect of opioids in the central nervous system. MNTX has not caused withdrawal in chronic opioid users, whereas, naltrexone does cause withdrawal.

      o MNTX has the potential to be formulated in a variety of dosing forms, including oral, enteric coated, subcutaneous, and intravenous, each of which may have specific patient benefits. Parenteral administration of MNTX may be a preferred dosing form in patients:

            o  where rapid onset of action is desired

            o in indications where oral administration is difficult, e.g., post-surgical patients, terminal cancer patients

      o Adolor Corporation's compound ADL 8-2698, which is in Phase III development, is only available as an oral opioid antagonist. Its developer notes that the compound works only locally in the gastrointestinal tract.

      o MNTX is believed to target receptors both within and outside the gastrointestinal tract. In addition to the potential of reversing the gastrointestinal side effects of opioid therapy, MNTX may offer benefits in treating other systemic opioid side effects, such as urinary retention and pruritis.

What is the intellectual property position for MNTX?

The Company has acquired exclusive rights to issued US patents relating to MNTX and its use to prevent or treat opioid-induced side effects. Additional patent applications are pending in the U.S. and foreign countries.

How is MNTX manufactured and who will manufacture it for Progenics?

MNTX is made via a synthetic process by a well-established pharmaceutical drug supplier who currently manufactures MNTX under current Good Manufacturing Practices.

Will Progenics develop this internally or will the company seek a corporate partner?

Progenics plans to complete the clinical development of MNTX itself; thereafter, it may contemplate taking on a pharmaceutical or biotechnology partner to provide financial support and marketing expertise, particularly outside the U.S. market.

Since narcotics and MNTX affect the same receptors, is there any potential for abuse of MNTX?

Narcotics agonize or activate opioid receptors within the central nervous system
(CNS), whereas MNTX antagonizes or blocks opioid receptors outside the CNS. Importantly, MNTX has the potential to eliminate the debilitating side effects of methadone, an opioid-based medication used to wean drug abusers from heroin, and therefore may encourage addicts to remain on treatment programs by improving their quality of life.

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Methylnaltrexone Q&A:                Monday, October 1, 2001                   5

Why did Progenics acquire MNTX?

Progenics believes that MNTX meets key criteria for development as a pharmaceutical agent and potentially has important advantages over competing technology in development.

      o There is a large unmet need for a safe and effective product for the treatment of opioid-induced side effects. The Company believes that MNTX has a significant market potential.

      o MNTX has demonstrated significant activity in a series of clinical studies.(4)

      o MNTX has exhibited an excellent safety profile to date, and matches the Company's focus for developing therapies which potentially produce little or no toxicity.

      o Currently, there are no peripheral opioid antagonists approved for marketing. The only other peripheral opioid antagonist in development is available only as an oral formulation that does not affect receptors outside the gastrointestinal tract.

      o The Company believes that MNTX may have important advantages because of its flexibility in mode of administration, rapid onset of action, and potentially wide therapeutic window.

      o Given the significant number of clinical trials already completed, Progenics will enter MNTX directly into advanced Phase II trials. The Company has created a development plan that provides a clear and timely path to registration and marketing. Progenics believes that MNTX is an important near-term product opportunity for the Company.

      o Progenics has experience within the cancer and HIV communities via its research and development programs. Terminally ill cancer and AIDS patients are major users of opioids for pain palliation.

What are the milestones in the MNTX program that we can expect over the next 12 months?

The Company plans to aggressively develop MNTX and has announced plans to initiate Phase IIb clinical studies in 2001. These trials are intended to finalize MNTX dosing parameters in preparation for multiple Phase III trials that are planned for 2002. The University of Chicago has also initiated additional clinical studies of MNTX.

How will the MNTX development program affect the Company's burn rate?

Given the significant clinical and product development that has been completed and manufacturing processes that are currently in place, we believe that Phase III clinical development of MNTX has the potential to be completed in a timely manner and at relatively modest cost.

How do you anticipate pricing MNTX, given that current laxatives, diuretics, and anti-emetics are relatively inexpensive?

The debilitating side effects of opioids represent a serious problem for patients in terms of their health and quality of life. Currently available therapies including laxatives, stool softeners and anti-emetics are inadequate to treat or prevent the side effects. The Company believes that MNTX can be priced at a premium to existing medications for palliative care. Cost of therapy may be comparable to that of anti-emetic therapies such as Kytril(R) and Zofran(R).

What role will the University of Chicago play in the development of MNTX?

Given the extensive involvement of researchers at the University of Chicago in the development and clinical testing of MNTX, the Company envisions working with them as scientific advisors and consultants, and where appropriate, having them continue to participate in the advanced clinical testing of MNTX. We have also identified other leading experts in the areas of surgical, chronic, and malignant pain to further assist and guide the Company in completing its development programs.


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Methylnaltrexone Q&A:                Monday, October 1, 2001                   6


What percentage of cancer patients who use opioids experience side effects?

Various studies support the Company's belief that there is a large unmet medical need for an effective opioid antagonist that can reverse the side effects of opioid therapy while maintaining analgesia. Selected data regarding the use of opioids in cancer care and their side effects are present in the table below.

                    Occurrence of opioid induced side effects

------------------------------------------------------------------------- ------------------------------------------
     Occurrence side effects                                              Reference
------------------------------------------------------------------------- ------------------------------------------
     Cancer patients:                                                     Schug, S. et al. 1992, A Long-Term
     o   51% required morphine                                            Survey of Morphine in Cancer Pain
     o   35 days average duration of morphine treatment                   Patients, J. Pain Symptom Management,
     o   56% treated as outpatients                                       7(5): 259-266.
     o   44% treated as inpatients
     o   70% used laxatives on days with morphine
     o   58% used anti-emetics on days with morphine
------------------------------------------------------------------------- ------------------------------------------
     In patients receiving oral morphine for cancer pain, the following   Cherney, N, 2001, Strategies to Manage
     side effects were reported:                                          the Adverse Effects of Oral Morphine: An
     o   Nausea and vomiting: 15% to 30%                                  Event-Based Report, J. Clin. Oncology,
     o   Constipation: 40% to 70%                                         19 (9) 2542-25454.
     o   Myoclonus (twitching): 63%
     o   Pruritis (itching): 2% to 10%
------------------------------------------------------------------------- ------------------------------------------
     o   69% of advanced cancer patients report pain                      Walsh, T.D., 1984, Oral Morphine in
     o   36% nausea/vomiting                                              Chronic Cancer Pain, Pain 18: 1-11.
     o   45% have constipation, most common side effect of morphine
------------------------------------------------------------------------- ------------------------------------------
     o   70% of advanced cancer patients report pain as a major symptom   Beckwith, S.K. and Cole, B.E., 1998,
     o   30% report pain as severe to excruciating                        Hospice, Cancer Pain Management, and
     o   Major complication of opioid analgesia therapy in cancer         Symptom Control, CRC Press.
         patients is constipation
     o   Constipation can lead to
             o   intractable nausea
             o   vomiting
             o   abdominal discomfort
             o   bowel perforation
             o   emotional distress
------------------------------------------------------------------------- ------------------------------------------
     o   Constipation is the most common problem in management of         Cherny, N.I., 2000. The Management of
         cancer pain.                                                     Cancer Pain, CA--A Journal for
     o   10% to 40% nausea                                                Clinicians, 50: (2) 70-116
     o   15% to 40% vomiting
------------------------------------------------------------------------- ------------------------------------------
     o   40% of patients at palliative care centers report constipation   Glare, P. and J.N. Lickless 1992,
     o   90% (70% severe) of patients treated with morphine report        Unrecognized Constipation in Patients
         constipation                                                     with Advanced Cancer: A recipe for
                                                                          Therapeutic Disaster, J. Pain Symptom
                                                                          Management, 7: (6) 369-371
------------------------------------------------------------------------- ------------------------------------------
     o   37 to 51% of cancer patients are on opioids                      Cleeland, et al. 2000, Assessing Symptom
     o   19% of cancer patients taking opioids had severe constipation    Distress in Cancer Patients, Cancer 89:
     o   32% of cancer patients have severe to moderate constipation      1634-1646.
------------------------------------------------------------------------- ------------------------------------------


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Methylnaltrexone Q&A:                Monday, October 1, 2001                   7


How large a market does MNTX therapy potentially address?

------------------------------------------------------- ----------------------------------------------------
Patient  Type and Prevalence                            Reference
------------------------------------------------------- ----------------------------------------------------
Opioid use                                              IMS data LTM 2Q01
170 million prescriptions are written annually in
the US for opioids.
------------------------------------------------------- ----------------------------------------------------
Chronic pain (ambulatory)                               "Chronic  Pain in America: Roadblocks  to Relief,"
     o   Moderate to severe pain that lasts six         January 1999 report, survey conducted Roper Starch
         months or more afflicts 25 million people,     Worldwide, Inc. for the American Pain Society and
         or about 9% of the US population (excluding    American Academy of Pain Medicine
         cancer pain)
     o   16% or 4 million of these individuals are
         taking opioid analgesics
------------------------------------------------------- ----------------------------------------------------
Malignant pain                                          American Cancer Society Estimates, Jan/Feb 2001
Estimated 550,000 cancer patients will die in 2001
majority will experience moderate to severe pain
------------------------------------------------------- ----------------------------------------------------
Surgery                                                 National Center for Health Statistics, 1999
70 million surgeries                                    International Classification of Diseases, 9th
40 million in-patient                                   Revision
30 million out-patient

------------------------------------------------------- ----------------------------------------------------
High risk for post-surgical ileus                       Progenics estimate
> 5 million
------------------------------------------------------- ----------------------------------------------------

What has been the clinical experience with MNTX to date?

Safety:

      o MNTX has been administered to at least 348 patients and volunteers in a number of controlled clinical trials.

      o No serious adverse effects have been reported with administration of MNTX at clinically relevant doses. (4)

Maintenance of analgesia:

      o  MNTX had no measurable effect on morphine-induced analgesia. (3)

      o The effect of MNTX on blocking opioid-induced decreases in oral-cecal transit time in normal subjects has been demonstrated for both intravenous and oral administration and is dose dependent. (2, 6, 7)

Constipation:

      o Ten of 11 patients on a methadone maintenance program and suffering from opioid-induced constipation experienced an "immediate" laxation response following administration of MNTX. (3)

      o  All eleven responded to a second infusion of MNTX on day two.

      o  None of the 11 patients who received placebo responded.

      o  No opioid withdrawal was observed in any subject



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Methylnaltrexone Q&A:                Monday, October 1, 2001                   8


Selected bibliography: Human studies

------ --------------------------------- -------- -------------------------------------------------------------------
1.     Yuan, C.S., J.F. Foss             2000     Oral methylnaltrexone for opioid-induced constipation, JAMA
                                                  284 (11): 1383-4.
------ --------------------------------- -------- -------------------------------------------------------------------
2.     Yuan, C.S., J.F. Foss, M.         2000     Effects of enteric-coated methylnaltrexone in preventing
       O'Connor, T. Karrison, J.                  opioid-induced delay in oral-cecal transit, Clinical
       Osinski, M.F. Roizen,                      Pharmacology & Therapeutics 67(4):398-404.
       J. Moss
------ --------------------------------- -------- -------------------------------------------------------------------
3.     Yuan, C.S., J.F. Foss, M.         2000     Methylnaltrexone for reversal of constipation due to chronic
       O'Connor, J. Osinski, T.                   methadone use: a randomized control, JAMA 28(3): 367-72.
       Karrison, J. Moss, M.F. Roizen
------ --------------------------------- -------- -------------------------------------------------------------------
4.     Yuan, C.S., J.F. Foss             2000     Methylnaltrexone: Investigation of Clinical Applications, Drug
                                                  Development Research 50: 133-141.
------ --------------------------------- -------- -------------------------------------------------------------------
5.     Yuan, C.S. and  J.F. Foss         2000     Oral methylnaltrexone for opioid-induced constipation, JAMA
                                                  284: 1383-1384.
------ --------------------------------- -------- -------------------------------------------------------------------
6.     Yuan, C.S., Foss, J.F.,           2000     Effects of enteric coated methylnaltrexone in preventing
       O'Connor, M., Karrison, T.,                opioid-induced delay in oral-cecal transit time, Clinical
       Osinski, J., Roizen, M.F. and              Pharmacology & Therapeutics  67: 398-404.
       Moss, J.
------ --------------------------------- -------- -------------------------------------------------------------------
7.     Yuan, C.S., J.F. Foss,            1999     Effects of intravenous methylnaltrexone on opioid-induced gut
       M. O'Connor, J. Osinski, M.F.              motility and transit time changes in receiving chronic
       Roizen, J. Moss                            methadone therapy: a pilot study, Pain 83(3):631-5.
------ --------------------------------- -------- -------------------------------------------------------------------
8.     Yuan, C.S., J.F. Foss, M.         1998     Efficacy of orally administered methylnaltrexone in decreasing
       O'Connor, J. Osinski, M.F.                 subjective effects after intravenous, Drug & Alcohol
       Roizen, J. Moss                            Dependence  52(2):161-5.
------ --------------------------------- -------- -------------------------------------------------------------------
9.     Foss, J.F., M.F. O'Connor, et     1997     Safety and tolerance of methylnaltrexone in healthy humans: A
       al.                                        randomized, placebo-controlled intravenous, ascending-dose, pharmacokinetic study, Journal of Clinical Pharmacology 37(1):
                                                  25-30.
------ --------------------------------- -------- -------------------------------------------------------------------
10.    Murphy, D.B., J.A. Sutton, et     1997     Opioid-induced delay in gastric emptying: a peripheral
       al.                                        mechanism in humans, Anesthesiology 87(4): 765-70.
------ --------------------------------- -------- -------------------------------------------------------------------
11.    Roscow, C.E.                      1997     Methylnaltrexone: reversing the gastrointestinal effects of opioids [editorial comment], Anesthesiology 87(4): 736-7.
------ --------------------------------- -------- -------------------------------------------------------------------
12.    Yuan C.S., J.F. Foss, J.          1997     The safety and efficacy of oral methylnaltrexone in preventing
       Osinski, A. Toledano, M.F.                 morphine-induced delay in oral-cecal time. Clinical
       Roizen, J. Moss                            Pharmacology & Therapeutics 61(4):467-75.
------ --------------------------------- -------- -------------------------------------------------------------------
13.    Foss, J.F. M. O'Connor, C.S.      1997     Safety and tolerance of methylnaltrexone in healthy humans: a
       Yuan, M. Murphy, J. Moss, M.F.             randomized, placebo-controlled, ascending-dose, pharmacokinetic
       Roizen                                     study, Journal of Clinical Pharmacology  37(1):25-30.
------ --------------------------------- -------- -------------------------------------------------------------------
14.    Yuan, C.S., Foss, J.F.,           1996     Methylnaltrexone prevents morphine-induced delay in oral-cecal
       O'Connor, M., Toledano, A.,                transit time without affecting analgesia: a double-blind
       Roizen, M.F. and Moss, J.                  randomized placebo-controlled trial, Clinical Pharmacology &
                                                  Therapeutics 59(4): 469-75.
------ --------------------------------- -------- -------------------------------------------------------------------